UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

LEGACYTEXAS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(972) 578-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LTXB	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 28, 2019, LegacyTexas Financial Group, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to consider and act upon the proposals listed below:

1.	The approval of the Agreement and Plan of Reorganization, dated as of June 16, 2019, by and between the Company and Prosperity Bancshares, Inc. (“Prosperity”), pursuant to which the Company will merge with and into Prosperity, and the transactions contemplated thereby, including the merger (the “Merger Proposal”).

2.	The approval, on an advisory (non-binding) basis, of the compensation that certain executive officers of Legacy may receive in connection with the merger pursuant to existing agreements or arrangements with Legacy (the “Compensation Proposal”).

3.	The approval of the adjournment of the Special Meeting to a later date or dates, if the board of directors of the Company determines adjournment is necessary or appropriate, including adjournments to permit solicitation of additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

As of September 16, 2019, the record date for the Special Meeting, there were 49,156,231 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting, each of which was entitled to one vote for each proposal. At the Special Meeting, there were present in person or by proxy 39,322,831 shares of the Company’s common stock, representing approximately 80.00% of the total outstanding shares of common stock entitled to vote at the Special Meeting and constituting a quorum for all matters to be presented at the Special Meeting. The proposals listed above are described in detail in the joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 17, 2019.

The stockholders approved the Merger Proposal by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,625,910	502,273	194,648	—

The stockholders did not approve, on an advisory (non-binding) basis, the Compensation Proposal by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,919,355	24,010,546	392,929	—

The stockholders approved the Adjournment Proposal by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,145,833	2,979,695	197,303	—

Because the total votes cast in favor of the Merger Proposal exceeded the requisite percentage of votes entitled to be cast at the Special Meeting, no adjournment to solicit additional proxies was necessary and, therefore, no action was required with respect to the Adjournment Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019

LEGACYTEXAS FINANCIAL GROUP, INC.

By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer